PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

Supplement Dated May 5, 2004 to the
Prospectus for Class D Shares of the Real Return Strategy and IndexPLUS Funds Dated October 31, 2003

Effective May 3, 2004, PIMCO Advisors Distributors LLC changed its name to PA Distributors LLC and PIMCO Advisors Fund Management LLC changed its name to PA Fund Management LLC. Accordingly, all references to "PIMCO Advisors Distributors LLC" and "PIMCO Advisors Fund Management LLC" should be replaced with references to "PA Distributors LLC" and "PA Fund Management LLC," respectively.

Investors Should Retain this Supplement for Future Reference